Exhibit 10.2

AMENDMENT NO. 4 TO LOAN AGREEMENT

          AMENDMENT NO. 4 TO LOAN AGREEMENT (THIS "AGREEMENT") dated as of July 13, 2004, by and among US Airways, Inc. (the "Borrower"), US Airways Group, Inc. ("Group"), the Subsidiary Guarantors party hereto (the "Subsidiary Guarantors"), the several lenders from time to time party hereto (the "Lenders"), Bank of America, N.A., as Agent for the Lenders (in such capacity, together with its successors and permitted assigns, the "Agent"), Bank of America, N.A., as YC SUSI Administrative Trustee (in such capacity, together with its successors and permitted assigns, the "YC SUSI Administrative Trustee"), Bank of America, N.A., as Collateral Agent (in such capacity, together with its successors and permitted assigns, the "Collateral Agent," and collectively with the Agent and the YC SUSI Administrative Trustee, the "Agents") and the Air Transportation Stabilization Board (the "Board") created pursuant to the Air Transportation Safety and System Stabilization Act (the "Act"), P.L. 107-42 (2001), as the same may be amended from time to time, is entered into as of July 13, 2004, and shall be effective as of June 30, 2004, subject to the conditions set forth in Section 2 herein (the "Effective Date"). Capitalized terms used in this Amendment but not otherwise defined herein have the same meanings as specified therefore in the Loan Agreement (as such term is defined herein).

          WHEREAS, the parties hereto, together with Phoenix American Financial Services Inc, as Loan Administrator, have entered into a Loan Agreement, dated as of March 31, 2003 (as amended, supplemented or otherwise modified through the date hereof, the "Loan Agreement");

          WHEREAS, prior to the date hereof, MidAtlantic Airways, Inc., US Airways Leasing and Sales, Inc., and Allegheny Airlines, Inc., each formerly a signatory to the Loan Agreement, merged into Borrower (with respect to MidAtlantic Airways, Inc. and US Airways Leasing and Sales, Inc.) or Piedmont Airlines, Inc. (with respect to Allegheny Airlines, Inc.).

          WHEREAS, the Borrower and Group have requested that the Board, the Lenders and the Agents agree to waive certain financial covenant requirements provided in the Loan Agreement, pursuant to the terms and subject to the conditions provided herein; and

          WHEREAS, the Board, the Lenders and the Agents are willing to grant such waiver, pursuant to the terms and subject to the conditions provided herein.

          NOW, THEREFORE, in consideration of the foregoing and the terms and conditions hereof, the parties hereto agree as follows:

     1.   Waiver. The Board, the Lenders and the Agents hereby waive application of the covenants contained in Section 6.4(b), Section 6.4(c) and 6.4(d) of the Loan Agreement with respect to the measurement period ending on June 30, 2004; provided, that notwithstanding anything to the contrary provided in Section 1 of that certain Amendment No. 2 to Loan Agreement, dated as of March 12, 2004, by and among the parties hereto (the "Amendment No. 2"), the Initial Optional Prepayment (as such term is defined in Amendment No. 2) shall be applied to the installments of outstanding principal amount of the Loan as of the Second Amendment Effective Date (as such term is defined in Amendment No. 2) ratably as to Tranche A and Tranche B in the inverse order of maturity (and not pro rata against the originally scheduled principal payments on the Loan); further provided, that, notwithstanding the waiver of the application of the covenant in Section 6.4(d) of the Loan Agreement for the measurement period ending on June 30, 2004, Borrower shall nevertheless calculate its ratio of consolidated Indebtedness to EBITDAR for such period pursuant to the provisions of Section 6.4(d) of the Loan Agreement, and if such calculation determines that Borrower is not in compliance with Section 6.4(d) of the Loan Agreement, then Borrower shall make a prepayment of the Loan in an amount equal to the EBITDAR Shortfall (as defined herein), up to a maximum amount of fifty million dollars (the "EBITDAR Shortfall Payment"), which EBITDAR Shortfall Payment shall be made no later than three (3) Business Days after the date of such calculation (the "EBITDAR Shortfall Payment Date"); and further provided, if the EBITDAR Shortfall amount exceeds fifty million dollars, then, Borrower shall make said prepayment in the amount of fifty million dollars on the EBITDAR Shortfall Payment Date, and Borrower, Group, the Board, the Lenders and the Agents shall, for a period of thirty (30) days after the EBITDAR Shortfall Payment Date, engage in good faith discussions regarding the terms and conditions on which the waiver of the application of the covenants of Section 6.4 (d) of the Loan Agreement for the measurement period ending June 30, 2004, may be extended beyond the expiration of such 30 day period. For purposes of this Section 1, the term "EBITDAR Shortfall" shall mean the minimum amount that, when added to EBITDAR, would have caused Group to be in compliance with the applicable consolidated Indebtedness ratio set forth in Section 6.4(d) of the Loan Agreement for the measurement period ending June 30, 2004. Each of the Board, the Lenders and the Agents (a) hereby waives the fifteen (15) days' prior revocable notice requirement for optional prepayments and agrees that such prepayment may be made on the EBITDAR Shortfall Payment Date regardless of whether such notice has been given, and (b) hereby waives any requirement pursuant to Section 2.9 of the Loan Agreement that the Borrower make the EBITDAR Shortfall Payment not later than 12:00 noon (New York City time) on the EBITDAR Shortfall Payment Date and agrees that notwithstanding the provisions of such Section 2.9 of the Loan Agreement, the EBITDAR Shortfall Payment shall be deemed to be received on the EBITDAR Shortfall Payment Date regardless of what time such payment is received on such date. The EBITDAR Shortfall Payment shall be applied, pursuant to Section 2.5(c) of the Loan Agreement, to the then remaining installments of the outstanding principal amount of the Loan ratably as to Tranche A and Tranche B in the inverse order of maturity.

     2.   Conditions to Effectiveness.

     (a)  The provisions of Section 1 of this Amendment, and all terms contained therein, shall be effective as of the Effective Date unless either (i) Borrower determines that it has satisfied all of the terms of all of the financial covenants set forth in Sections 6.4(b), 6.4(c) and 6.4(d) of the Loan Agreement for the measurement period ending June 30, 2004, or (ii) Borrower determines that it has not satisfied all of the terms of all such financial covenants and General Electric Capital Corporation ("GECC") shall have failed to grant a waiver of Borrower's obligation to be in full compliance with the terms of Section 6.4 of the Loan Agreement for the measurement period ending June 30, 2004, as a condition precedent to GECC's obligation to fund each aircraft financing transaction as contemplated under the RJ Lease Transaction and Debt Financing Agreement, in which event the waiver provided for in Section 1 of this Amendment shall become null and void ab initio.

     (b)  In the event that Borrower determines that it has satisfied all of the terms of all of the financial covenants set forth in Sections 6.4(b), 6.4(c) and 6.4(d) of the Loan Agreement for the measurement period ending June 30, 2004, and the waiver provided for in Section 1 of this Amendment shall therefore become null and void ab initio, then, notwithstanding anything to the contrary provided in Section 1 of that certain Amendment No. 2 to Loan Agreement, dated as of March 12, 2004, by and among the parties hereto (the "Amendment No. 2"), $125,000,000 of the Initial Optional Prepayment (as such term is defined in Amendment No. 2) shall be applied to the installments of outstanding principal amount of the Loan as of the Second Amendment Effective Date (as such term is defined in Amendment No. 2) ratably as to Tranche A and Tranche B in the inverse order of maturity and the balance of $125,000,000 of the Initial Optional Prepayment shall be applied pro rata against the originally scheduled principal payments on the Loan.

     3.   Reaffirmation. Except as expressly set forth herein, the Loan Agreement shall remain in full force and effect in accordance with its terms and it is hereby ratified and affirmed by each of the parties hereto.

     4.   Consent to Execution. By their respective signatures hereto, each of the parties hereto consents to the execution of this Amendment.

     5.   Representations and Warranties. Each of Group and the Borrower represents and warrants to each other party hereto (excluding any other Obligors) that: (a) it has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated hereby, (b) it has duly authorized by all necessary corporate action the execution, delivery and performance of this Amendment, (c) this Amendment and the Loan Agreement to the extent modified hereby are the valid and binding obligations of each of Group and the Borrower, enforceable against it in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally, including materiality, reasonableness, good faith and fair dealing, and by general principles of equity (regardless of whether considered in a proceeding in equity or at law), and (d) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

     6.   Reference to and Effect on the Loan Documents.

          (a)     Each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Loan Agreement", "thereunder", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement to the extent modified by this Amendment.

          (b)     Notwithstanding anything contained in this Amendment, the terms of this Amendment are not intended to and do not serve to effect a novation as to the Loan Agreement. The parties to this Amendment expressly do not intend to extinguish the Loan Agreement. Instead, it is the express intention of the parties to this Agreement to reaffirm the obligations created under the Loan Agreement. Each of the Loan Agreement, to the extent modified hereby, the other Loan Documents and the Board Guaranty remains in full force and effect and the terms and provisions of the Loan Agreement, to the extent modified hereby, the other Loan Documents and the Board Guaranty are hereby ratified and confirmed.

     7.   Consent of Guarantor; Confirmation of Guaranty. Each of Group and the Subsidiary Guarantors hereby consents to this Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of this Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in the Guaranty to the "Agreement", "thereunder", "thereof" or words of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement as modified by this Amendment, and (b) the Collateral Documents to which it is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

     8.   Costs; Expenses. The Borrower agrees to pay on demand all reasonable costs and expenses of the Board, the Agents, and the Lenders in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Board, the Agents, and the Lenders) in accordance with the terms of Section 11.3 of the Loan Agreement.

     9.   Counterparts. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts each of which when so executed shall be deemed an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of an original executed counterpart of this Amendment.

     10.  Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK; PROVIDED, THAT IN THE EVENT THE BOARD BECOMES A LENDER PURSUANT TO THE BOARD GUARANTY, THE RIGHTS AND OBLIGATIONS OF THE BOARD HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE FEDERAL LAW OF THE UNITED STATES OF AMERICA, IF AND TO THE EXTENT SUCH FEDERAL LAW IS APPLICABLE, AND OTHERWISE IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

     11.  Release. The Obligors further acknowledge and agree that they have no claims, counterclaims, offsets or defenses to the Loan Documents or any transaction related thereto or the performance of the Obligors' obligations thereunder. To the extent the Obligors have any such claims, counterclaims, offsets or defenses to the Loan Documents or any transaction related thereto or the performance of the released in obligations thereunder, the same are hereby waived, relinquished and released in consideration of the Board's, the Lenders' and the Agents' execution and delivery of this Amendment.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Loan Agreement to be duly executed as of the date first written above.

US AIRWAYS, INC.

By: ________________________

Name:

Title:

US AIRWAYS GROUP, INC.

By: ________________________

Name:

Title:

MATERIAL SERVICES COMPANY, INC.

By: __________________________________

Name:

Title:

PSA AIRLINES, INC.

By: ________________________

Name:

Title:

PIEDMONT AIRLINES, INC.

By: ________________________

Name:

Title:

YC SUSI TRUST,

as Primary Tranche A Lender

By: Bank of America, National Association,

as Administrative Trustee

By:_________________________

Name:

Title:

BANK OF AMERICA, N.A.,

as Alternate Tranche A Lender

By:_________________________

Name:

Title:

BANK OF AMERICA, N.A.,

as a Tranche B Lender

By:_________________________

Name:

Title:

BANK OF AMERICA, N.A.,

as Agent and Collateral Agent

By:____________________________

Name:

Title:

BANK OF AMERICA, N.A.,

as YC SUSI Administrative Trustee

By:____________________________

Name:

Title:

RETIREMENT SYSTEMS OF

ALABAMA HOLDINGS LLC,

as a Tranche B Lender

By:_________________________

Name:

Title:

AIR TRANSPORTATION

STABILIZATION BOARD

By:____________________________

Name:

Title: